M     c     D     E     R     M     O     T     T          I     N     T     E     R     N     A     T     I     O     N     A     L   ,        I     N     C    ..

Financial Review

$500
$400
$300
$200
$100
$0
1Q03
2Q03
3Q03
B&W Revenues

$30
$20
$10
$0
-$10
-$20
-$30
-$40
-$50
-$60
1Q03
2Q03
3Q03
GAAP operating income
Non-GAAP op. income

Investor Presentation, New York
November 19, 2003
2

B&W Revenues & Non-GAAP[1] Op. Income

($ in millions; unaudited)

[1]  Excludes revaluation of settlement costs.

               See Appendix schedule I for reconciling items.

Investor Presentation, New York November 19, 2003 3

Non-GAAP[1] J. Ray Financial Information

($ in millions; unaudited)

9/30/03

9/30/02

GAAP Revenues

$

512.3

$

276.8

Spar projects & Argentina ("Legacy") revenues

(109.3)

(66.8)

Non-GAAP Revenues

$

403.0

$

210.0

GAAP Operating Income

$

11.9

$

(370.3)

Impairment of J. Ray goodwill

-

313.0

Legacy Losses

19.9

66.0

Non-GAAP Operating Income

$

31.8

$

8.7

GAAP Operating Income %

2.3%

N/M

Non-GAAP Operating Income %

7.9%

4.1%

[1]:       Non-GAAP measurements exclude the financial results of spar & Argentina projects

            (together, "legacy"); and impairment of J. Ray McDermott goodwill.

Three Months Ended

JRAY

Investor Presentation, New York
November 19, 2003
4

BWXT Segment Financial Information
($ in millions; unaudited)

9/30/03

9/30/02

Revenues

$

133.0

$

136.3

No items

0.0

0.0

GAAP Revenues

$

133.0

$

136.3

Operating Income

$

21.4

$

12.2

No items

-

-

GAAP Operating Income

$

21.4

$

12.2

GAAP Operating Income %

16.1%

9.0%

Three Months Ended

BWXT

Investor Presentation, New York November 19, 2003 5

Corporate Financial Information
($ in millions; unaudited)

9/30/03

9/30/02

Departmental costs

$

10.2

$

8.9

Billings to Operating Units

(6.0)

(6.8)

Net Corporate Expense

$

4.2

$

2.1

Pension Expense (non-cash)

$

20.8

$

4.2

GAAP Corporate costs as reported

$

25.0

$

6.3

Three Months Ended

Corporate

$600
$500
$400
$300
$200
$100
$0
1Q03
2Q03
3Q03
Non-legacy revenues
Legacy Revenues

$40
$30
$20
$10
$0
-$10
-$20
1Q03
2Q03
3Q03
GAAP operating income
Non-GAAP op. income

Investor Presentation, New York November 19, 2003 6

J. Ray 2003 Revenues & Non-GAAP[1] Op. Income

($ in millions; unaudited)

[1]  Excludes losses on spar and Argentina projects.

   See Appendix schedule II for reconciling items.

$135
$130
$125
$120
$115
$110
1Q03
2Q03
3Q03
BWXT Revenue

$40
$30
$20
$10
$0
1Q03
2Q03
3Q03
GAAP op. inc

Investor Presentation, New York
November 19, 2003
7

BWXT 2003 Revenues & Operating Income

($ in millions; unaudited)

1Q03
2Q03
3Q03
$0
($10)
($20)
($30)
Net corporate costs w/o pension
Non-cash pension expense

Investor Presentation, New York November 19, 2003 8

Corporate 2003 Operating Expense

($ in millions; unaudited)

$700
$600
$500
$400
$300
$200
$100
$0
1Q03
2Q03
3Q03
BWXT Revenue
J. Ray non-legacy
J. Ray legacy revenues

$30
$20
$10
$0
($10)
($20)
1Q03
2Q03
3Q03
GAAP operating income
Non-GAAP op. income

Investor Presentation, New York November 19, 2003 9

Consolidated 2003 Revenues & Non-GAAP Op. Income [1]

($ in millions; unaudited)

[1]  Excludes losses on spar and Argentina projects.

   See Appendix schedule III for reconciling items.

$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
($0.20)
($0.40)
($0.60)
($0.80)
($1.00)
$0.09
$0.29
$0.33
1Q03
2Q03
3Q03
GAAP EPS
Non-GAAP EPS

Investor Presentation, New York November 19, 2003 10

Earnings per share – GAAP and Non-GAAP

($ per fully diluted share; unaudited)

[1]  Excludes losses on spar and Argentina projects,

      and B&W settlement revaluation.

      See Appendix schedule IV for reconciliation.

$200
$150
$100
$50
$0
4Q02
1Q03
2Q03
3Q03
11/12/03
Available cash
Credit capacity

Investor Presentation, New York
November 19, 2003
11

Consolidated Available Liquidity
($ millions; unaudited)

As of November 12, 2003

$166 Million Revolver
Maturity: 4/30/04
Sublimits
$50 million LCs & $50 million cash
Sublimits
$100 million LCs & $10 million cash
Guaranty
McDermott International, Inc.
▪ Panama
$25 Million Junior Unsecured Intercompany Note
$90 Million Junior Unsecured Intercompany Note
(no coupon, no maturity)
McDermott Incorporated
• Delaware
• $64 million Medium Term Notes and $17 million IDA
J. Ray McDermott, S.A.
• Panama
• $58.3 million LCs currently issued under existing credit facility
• $42.2 million LCs currently issued under bilateral credit lines
• Total other debt of $5 million
B&W Investment Company
• Delaware
BWX Technologies, Inc.
• Delaware
The Babcock & Wilcox Company
• Delaware – Ch. 11, not consolidated
• $227 million DIP

Investor Presentation, New York
November 19, 2003
12

Current Financing Structure

Investor Presentation, New York November 19, 2003 13

Financing Strategy in 2003

Refinance BWXT on a stand-alone basis

Refinance J. Ray on a stand-alone basis

Establish permanent financing structure to

facilitate growth

Investor Presentation, New York November 19, 2003 14

New Financing Arrangements

New financings expected to close in fourth quarter 2003

BWXT credit facility sized at up to $150 million

J. Ray announced $200 million offering of 144A notes

J. Ray letter of credit facility sized at $75 million and being negotiated

All financings will be stand-alone at the operating unit

MII will not guarantee any of the financing arrangements

Vessel Valuation Summary[1]

Vessel	Appraisal Value ($ Million) Market Value	Replacement Cost	Book Value[3]
DB 50	$93.6	$160.0	$7.1
DB 30	58.0	115.0	38.2
DB 27[2]	42.5	97.2	5.1
DB 101	34.2	160.0	14.6
DB 16	25.5	81.2	22.9
KP1	15.4	55.0	7.7
Int 650	12.0	27.7	2.4
Oceanic 93	9.9	NA	2.1
Int 600[2]	4.5	10.4	0.0
Total	**$295.6**	**$706.5**	**$100.1**

Investor Presentation, New York
November 19, 2003
15

Value of J. Ray Marine Fleet

Estimated Value of Fleet

The nine major vessels which are to
be specifically pledged in support
of the J. Ray debt offering have an
estimated market value of over
$295 million

Two additional vessels, the DB-60
and the DB-17, are under review for
possible sale and have additional
estimated value of $57 million

Company owns and operates 21
additional support vessels, as well
as yard equipment, which are not
included in above totals

Notes

1.

Table excludes appraisal value for the remaining vessels in the portfolio

2.

Values based on comparable vessel market values

3.

As of September 30, 2003

McDermott International, Inc.
- Panama

McDermott Incorporated
- Delaware
- $64 million Medium Term Notes
- $17 million Beaver County IDA Bonds

J. Ray McDermott, S.A.
- Panama
- $200 million senior secured notes
- $75 million LC facility, secured by A/R
- $42.2 million bilateral LCs outstanding
- Total other debt of $5 million
- $90 million Junior Unsecured Intercompany Note

B&W Investment Company
- Delaware

BWX Technologies, Inc.
- Delaware
- $125-150 million unsecured revolver/LC facility
  - Expected to close concurrently with J.Ray financing

The Babcock & Wilcox Company
- Delaware – Ch. 11, not consolidated
- $227 million DIP

Investor Presentation, New York
November 19, 2003
16

Proposed Financing Structure

$500
$400
$300
$200
$100
$0
4Q02
1Q03
2Q03
3Q03
11/12/03
Pro-forma
Available cash
Credit capacity

Investor Presentation, New York
November 19, 2003
17

Consolidated Available Liquidity – Post Close [1]
($ millions; unaudited)

11/12/03[1]

[1]  Includes cash and capacity after expected completion

       of current financing initiatives.

       See Appendix schedule V for reconciling items.

M     c     D     E     R     M     O     T     T          I     N     T     E     R     N     A     T     I     O     N     A     L   ,        I     N     C    ..

(NYSE:  MDR)

For more information contact:

Jay Roueche

Director of Investor Relations

281-870-5462

Investor Presentation, New York November 19, 2003 19

Appendix I – B&W Non-GAAP Reconciliation

($ in millions; unaudited)

3/31/03

6/30/03

9/30/03

GAAP Revenues

$

381.0

$

352.3

$

318.5

GAAP Operating Income

$

19.9

$

(48.5)

$

19.2

Chapter 11 settlement adjustment

-

70.0

(5.5)

Non-GAAP Operating Income

$

19.9

$

21.5

$

13.7

Three Months Ended

Investor Presentation, New York
November 19, 2003
20

Appendix II – J. Ray Non-GAAP Reconciliation

($ in millions; unaudited)

3/31/03

6/30/03

9/30/03

GAAP Revenues

$

395.0

$

468.0

$

512.3

Legacy Revenues

(82.8)

(126.0)

(109.3)

Non-GAAP Revenues

$

312.2

$

342.0

$

403.0

GAAP Operating Income

$

16.6

$

(13.2)

$

11.9

Legacy losses - Spars

-

-

19.9

Legacy losses - Argentina

-

39.9

-

Non-GAAP Operating Income

$

16.6

$

26.7

$

31.8

Three Months Ended

Investor Presentation, New York November 19, 2003 21

Appendix III – Consoldiated Non-GAAP Reconciliation

($ in millions; unaudited)

3/31/03

6/30/03

9/30/03

BWXT Revenues

$

117.7

$

127.5

$

133.0

J. Ray Revenues excl. Legacy

312.2

342.0

403.0

J. Ray Legacy Revenues

82.8

126.0

109.3

GAAP Revenues

$

512.7

$

595.5

$

645.3

GAAP Operating Income

$

13.9

$

(13.9)

$

8.4

Legacy losses - Spars

-

-

19.9

Legacy losses - Argentina

-

39.9

-

Non-GAAP Operating Income

$

13.9

$

26.0

$

28.3

Three Months Ended

Investor Presentation, New York
November 19, 2003
22

Appendix IV –Non-GAAP EPS Reconciliation

($ in millions except per share amounts; unaudited)

3/31/03

6/30/03

9/30/03

GAAP income before taxes

$

36.7

$

(55.9)

$

15.3

   B&W Settlement revaluation

(24.1)

39.4

(9.7)

   Legacy losses - Spars

-

-

19.9

   Legacy losses - Argentina

-

39.9

-

Non-GAAP income before taxes

$

12.6

$

23.4

$

25.5

GAAP taxes

$

7.0

$

4.6

$

5.1

   Tax adjustments for Non-Gaap Items

(0.5)

(0.6)

(1.5)

Non-GAAP taxes

$

6.5

$

4.0

$

3.6

GAAP net income cont. operations

$

29.7

$

(60.5)

$

10.1

   After-tax Non-GAAP adjustments

(23.6)

79.9

11.7

Non-GAAP net inc. cont. operations

$

6.1

$

19.4

$

21.8

GAAP fully diluted shares outstanding

65.1

64.0

66.7

Non-GAAP fully diluted shares

65.1

66.3

66.7

GAAP EPS

$

0.46

$

(0.95)

$

0.15

Non-GAAP EPS

$

0.09

$

0.29

$

0.33

Three Months Ended

Investor Presentation, New York November 19, 2003 23

Appendix V – Post Close Liquidity Reconciliation

($ in millions except per share amounts; unaudited)

Available cash at 11/12/03

$

87.2

   Proceeds from bond offering, net.

194.0

   Release of Lender's Collateral

7.9

Available cash post closing

$

289.1

Available credit capacity at 11/12/03

$

60.4

   Cancellation of existing credit facility

(60.4)

   New letter of credit facility - J. Ray

75.0

   New BWXT revolving credit facility

125.0

   Less: J. Ray LC's to be replaced

(58.3)

   Less: BWXT LC's to be replaced

(47.8)

Available credit capacity post closing

$

93.9

Available liquidity at 11/12/03

$

147.60

Available liquidity at 11/12/03 - post close

$

383.00

Investor Presentation, New York
November 19, 2003
24

Revaluation of B&W Settlement Charge

($ in millions; unaudited)

12/31/02

3/31/03

6/30/03

Q-3

9/30/03

Nominal

Fair

Fair

Value

Fair

Value

Value

Value

Change

Value

Components

4.75 Million Shares

of MDR

$

20.8

$

13.8

$

30.1

$

(3.0)

A

$

27.1

Share Price Guarantee

69.5

28.6

49.0

0.2

B

49.2

Note Payable

92.0

80.7

85.6

(2.5)

C

83.1

Intercompany Note Payable

(22.0)

(23.3)

(25.4)

(0.1)

D

(25.5)

All Other (Net)

(13.9)

(13.4)

(12.9)

(2.8)

E

(15.7)

$

146.4

$

86.4

$

126.4

$

(8.2)

F

$

118.2

Additional Information

A Share price decreased from $6.33 at June 03 to $5.71 at September 03

B Impacted by increase in stock price and increase in interest rates

C Interest rate increased from 9.1583% at June 03 to 9.8634% at September 03

D Revalued due to translation and accrued interest

E Tax adjustment on intercompany note and on PV of tax benefits

F EPS impact  = $0.12 cents/share